Exhibit 3.197

CERTIFICATE OF LIMITED PARTNERSHIP

OF

Rehabilitation Hospital of Nevada-Las Vegas, L.P.

The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

I. The name of the limited partnership is Rehabilitation Hospital of Nevada-Las Vegas, L.P.

II. The address of the Partnership’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle. The name of the Partnership’s registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.

III. The name and mailing address of each general partner is as follows:

NAME	MAILING ADDRESS
Rehabilitation Hospital of Las Vegas, Inc.	600 Wilson Lane Box 715 Mechanicsburg, PA 17055

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Limited Partnership of Rehabilitation Hospital of Nevada-Las Vegas, L.P., this 23rd day of October, 1992.

Rehabilitation Hospital of Las Vegas, Inc. General Partner:

/s/ [unreadable]
Vice President

AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

Rehabilitation Hospital of Nevada-Las Vegas, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of Rehabilitation Hospital of Nevada-Las Vegas, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is Rehabilitation Hospital of Nevada-Las Vegas, L.P.

SECOND: Article III of the Certificate of Limited Partnership shall be amended as follows:

III. The name and mailing address of each general partner is as follows:

NAME	MAILING ADDRESS
Rehabilitation Hospital	600 Wilson Lane
of Nevada-Las Vegas, Inc.	Box 715
Mechanicsburg, PA 17055

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 21st day of December, 1992.

General Partner:
Rehabilitation Hospital of Nevada-Las Vegas, Inc.

/s/ Kenneth I. Barber
By:	Kenneth I. Barber
Vice President